UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2011
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 918/573-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-12
EX-23.1
EX-23.2
EX-99.1
EX-99.2
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT

Item 8.01. Other Events
     As noted in our Quarterly Report on Form 10-Q for the period ended March 31, 2011, we revised our segment reporting structure to present our Canadian midstream and domestic olefins operations as a separate segment. These operations were previously reported within Other. Our reportable segments are now Williams Partners, Exploration & Production, and Midstream Canada & Olefins. All remaining business activities are included in Other.
     We also noted that we initiated a formal process to pursue the divestiture of Exploration & Production’s holdings in the Arkoma basin. As these assets are currently held for sale, will be eliminated from our ongoing operations, and we will not have any significant continuing involvement, we reported the results of operations and financial position of the Arkoma operations as discontinued operations.
     In this filing, we have recast certain historical financial information originally included in our Annual Report on Form 10-K for the year ended December 31, 2010, to reflect these changes.
     The following items of the Form 10-K have been recast for the segment change and discontinued operations described above, to the extent applicable, and are filed or furnished as exhibits to this Current Report on Form 8-K:
•	Exhibit 12. Computation of Ratio of Earnings to Fixed Charges for the years ended December 31, 2010, 2009, 2008, 2007, and 2006.

•	Exhibit 99.1
o	Item 6. Selected Financial Data

o	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

o	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

o	Item 8. Financial Statements and Supplementary Data
•	Exhibit 99.2. Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2010

•	Exhibit 101.INS — XBRL Instance Document.

•	Exhibit 101.SCH — XBRL Taxonomy Extension Schema.

•	Exhibit 101.CAL — XBRL Taxonomy Extension Calculation Linkbase.

•	Exhibit 101.DEF — XBRL Taxonomy Extension Definition Linkbase.

•	Exhibit 101.LAB — XBRL Taxonomy Extension Label Linkbase.

•	Exhibit 101.PRE — XBRL Taxonomy Extension Presentation Linkbase.
     The recast items of the Form 10-K described above have been updated for only the segment change and discontinued operations as described above, as well as the update to the subsequent event description in Note 19 within Item 8 of Exhibit 99.1. We have not otherwise updated for activities or events occurring after the date these items were originally presented. This Current Report on Form 8-K should be read in conjunction with our Quarterly Report on Form 10-Q for the period ended March 31, 2011.

FORWARD-LOOKING STATEMENTS AND CAUTIONARY STATEMENT FOR
PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES
LITIGATION REFORM ACT OF 1995
     Our reports, filings, and other public announcements (including but not limited to the exhibits to this Current Report on Form 8-K) may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:
•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Estimates of proved gas and oil reserves;

•	Reserve potential;

•	Development drilling potential;

•	Cash flow from operations or results of operations;

•	Seasonality of certain business segments;

•	Natural gas and natural gas liquids prices and demand.
     Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this announcement. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:
•	Availability of supplies (including the uncertainties inherent in assessing, estimating, acquiring and developing future natural gas reserves), market demand, volatility of prices, and the availability and cost of capital;

•	Inflation, interest rates, fluctuation in foreign exchange, and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);

•	The strength and financial resources of our competitors;

•	Development of alternative energy sources;

•	The impact of operational and development hazards;

•	Costs of, changes in, or the results of laws, government regulations (including proposed climate change legislation), environmental liabilities, litigation, and rate proceedings;

•	Our costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risk of our customers;

•	Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit;

•	Risks associated with future weather conditions;

•	Acts of terrorism;

•	Additional risks described in our filings with the Securities and Exchange Commission (SEC).
     Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.
     In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this report. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.
     Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the SEC on Feb. 24, 2011, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williams.com.

Item 9.01. Financial Statements and Exhibits
(a) None
(b) None
(c) None
(d) Exhibits

Exhibit
No.	Description
12	Computation of Ratio of Earnings to Fixed Charges for the years ended December 31, 2010, 2009, 2008, 2007, and 2006.*

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.*

23.2	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.*

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data (Part II, Items 6, 7, 7A, and 8 of our Annual Report on Form 10-K for the year ended December 31, 2010).*

99.2	Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2010.*

101.INS	XBRL Instance Document.**

101.SCH	XBRL Taxonomy Extension Schema.**

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.**

101.DEF	XBRL Taxonomy Extension Definition Linkbase.**

101.LAB	XBRL Taxonomy Extension Label Linkbase.**

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.**

*	Filed herewith.

**	Furnished herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
(Registrant)

By:	/s/ Ted T. Timmermans
Ted T. Timmermans
Vice President, Controller, and Chief Accounting Officer
June 1, 2011

INDEX TO EXHIBITS

Exhibit
No.	Description
12	Computation of Ratio of Earnings to Fixed Charges for the years ended December 31, 2010, 2009, 2008, 2007, and 2006.*

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.*

23.2	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.*

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data (Part II, Items 6, 7, 7A, and 8 of our Annual Report on Form 10-K for the year ended December 31, 2010).*

99.2	Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2010.*

101.INS	XBRL Instance Document.**

101.SCH	XBRL Taxonomy Extension Schema.**

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.**

101.DEF	XBRL Taxonomy Extension Definition Linkbase.**

101.LAB	XBRL Taxonomy Extension Label Linkbase.**

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.**

*	Filed herewith.

**	Furnished herewith.